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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 8, 2000


                            MetaCreations Corporation
               (Exact Name of Registrant as Specified in Charter)


                Delaware                      0-27168             95-4102687
         (State or Other Juris-           (Commission File      (IRS Employer
       diction of Incorporation)              Number)        Identification No.)

    498 Seventh Avenue, New York, NY                                10018
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code # (212) 201-0800


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)
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MetaCreations Corporation (the "Registrant"), hereby files this Amendment No. 1 to its Current Report on Form 8-K, filed with the Commission on September 25, 2000.

Item 2.  Acquisition or Disposition of Assets.

         On Friday, September 8, 2000, the Registrant purchased all of the outstanding capital stock of Viewpoint Digital, Inc., a wholly-owned subsidiary of Computer Associates International Inc. Computer Associates International Inc. owns approximately 17.7% of the outstanding capital stock of Metastream Corporation, a subsidiary the Registrant.

         As consideration for the shares of Viewpoint Digital, the Company paid $10 million in cash and issued 715,000 shares of Company common stock and two promissory notes to Computer Associates. One promissory note matures on June 8, 2001 and is payable in an amount equal to $15 million less any losses incurred by Viewpoint Digital over the period beginning on September 8, 2000 and ending on June 8, 2001 and less the amount, if any, by which $9.8 million exceeds the revenues of Viewpoint Digital over the period. The other promissory note matures on March 8, 2002 and is payable in an amount equal to $15 million less the amount, if any, by which $14 million exceeds the revenues of Viewpoint Digital over the period beginning on June 8, 2001 and ending on March 8, 2002. The amounts payable under each promissory note is subject to further reduction to the extent that greater than 5% of the personnel employed by Viewpoint Digital at the time of the acquisition no longer remained employed as of the maturity dates of the promissory notes. If the 5% threshold is reached, the amounts payable under each promissory note will be multiplied by a fraction, the numerator of which is the number of Viewpoint Digital personnel employed by Viewpoint Digital as of September 8, 2000 who remain employed by Viewpoint Digital through the maturity date of each promissory note and the denominator of which is the number of Viewpoint Digital personnel employed by Viewpoint Digital as of September 8, 2000.


         Viewpoint Digital publishes what the Company believes to be the world's largest library of 3D digital content and provides creative 3D services for entertainment, advertising, visual stimulation, computer-based training and corporate communications applications. Viewpoint also facilitates the widespread use of 3D graphics technology for businesses and consumers through Web-based and e-commerce solutions.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired:

         The financial statements of the business acquired as required by this
         Item 7(a) will be filed by amendment to the Current Report on Form 8-K, as soon as practicable, but not later than 60 days after the Current Report on Form 8-K was required to be filed.

(b)      Pro Forma Financial Information:

         The pro forma financial information as required by this Item 7(b) will be filed by amendment to the Current Report on Form 8-K, as soon as practicable, but not later than 60 days after the date the Current Report on Form 8-K was required to be filed.

(c)      Exhibits:

Exhibit           Description

2.1 Stock Purchase Agreement, dated as of August 23, 2000, by and between MetaCreations Corporation and Computer Associates International Inc.*

2.2 Promissory Note, dated as of September 8, 2000, in the principle amount of $15,000,000 between MetaCreations Corporation, as the Obligor, and Computer Associates International, Inc., as the Payee.

2.3 Promissory Note, dated as of September 8, 2000, in the principle amount of $15,000,000 between MetaCreations Corporation, as the Obligor, and Computer Associates International, Inc., as the Payee.

* Previously filed as an exhibit to the Current Report on Form 8-K filed with the Commission on September, 25, 2000.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        METACREATIONS CORPORATION



Date:  October 31, 2000                 By:  /s/ Robert E. Rice
                                           ------------------------------
                                           Name:  Robert E. Rice
                                           Title: Chief Executive Officer




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                                  EXHIBIT INDEX


                  The following exhibits are filed herewith.

Exhibit                    Description

2.1 Stock Purchase Agreement, dated as of August 23, 2000, by and between MetaCreations Corporation and Computer Associates International, Inc.*

2.2 Promissory Note, dated as of September 8, 2000, in the principle amount of $15,000,000 between MetaCreations Corporation, as the Obligor, and Computer Associates International, Inc., as the Payee.

2.3 Promissory Note, dated as of September 8, 2000, in the principle amount of $15,000,000 between MetaCreations Corporation, as the Obligor, and Computer Associates International, Inc., as the Payee.

* Previously filed as an exhibit to the Current Report on Form 8-K filed with the Commission on September, 25, 2000.